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                                                                    EXHIBIT 99.1

                     QWEST COMMUNICATIONS INTERNATIONAL INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
           (DOLLARS AND SHARES IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

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                                        THREE MONTHS ENDED SEPTEMBER 30,    NINE MONTHS ENDED SEPTEMBER 30,
                                        --------------------------------    -------------------------------
                                            2002                2001            2002              2001
                                        ------------        ------------    ------------      ------------
Operating revenues:
   Business services                    $      1,481        $      1,567    $      4,569      $      5,001
   Consumer services                           1,387               1,528           4,203             4,431
   Wholesale services                            905               1,268           2,920             4,415
   Directory services                              3                   1               6                 4
   Network services and other revenues            21                  10              57                56
                                        ------------        ------------    ------------      ------------
      Total operating revenues                 3,797               4,374          11,755            13,907
                                        ------------        ------------    ------------      ------------
Operating expenses:
   Cost of sales (exclusive of
     items shown separately below)             1,457               1,569           4,425             4,941

   Selling, general and administrative         1,327               1,277           4,303             3,787
   Depreciation                                1,067                 987           3,175             2,676
   Depreciation adjustment for access
     lines returned to service                    --                  --              --               222
   Goodwill and other intangible
     amortization                                 85                 315             255             1,026
   Restructuring, Merger-related and
     other charges                               117                  --             117               624
                                        ------------        ------------    ------------      ------------
   Total operating expenses                    4,053               4,148          12,275            13,276
                                        ------------        ------------    ------------      ------------
Operating (loss) income                         (256)                226            (520)              631
                                        ------------        ------------    ------------      ------------
Other expense-net:
   Interest expense-net                          449                 380           1,315             1,061
   Loss on changes in market value
     of financial instruments                     --                   7              --                 7
   Investment write-downs                         --                  --           1,202             3,247
   Loss on sale of investments and fair
     market value adjustments, net                 1                  --              22                --

   Gain on sale of rural exchanges                --                  --              --               (50)
   Other expense-net                               8                  17             217                51
                                        ------------        ------------    ------------      ------------
      Total other expense-net                    458                 404           2,756             4,316
                                        ------------        ------------    ------------      ------------
Loss before income taxes, discontinued
  operations and extraordinary item             (714)               (178)         (3,276)           (3,685)
Income tax (benefit) provision                  (387)                104            (873)              108
                                        ------------        ------------    ------------      ------------
Loss before discontinued operations
  and extraordinary item                        (327)               (282)         (2,403)           (3,793)

Income from discontinued operations,
  net of tax                                     113                 140             349               364
Extraordinary item - early retirement
  of debt, net of tax                             --                  --               6               (65)

                                        ------------        ------------    ------------      ------------
Net loss                                $       (214)       $       (142)   $     (2,048)     $     (3,494)
                                        ============        ============    ============      ============
Basic loss per share:

Loss before discontinued operations
  and extraordinary item, net of tax    $      (0.20)       $      (0.17)   $      (1.43)     $      (2.28)

(Loss) income from discontinued
  operations, net of tax                        0.07                0.08            0.21              0.22

Extraordinary item - early
  retirement of debt, net of tax                  --                  --            0.00             (0.04)
                                        ------------        ------------    ------------      ------------
Basic loss per share                    $      (0.13)       $      (0.09)   $      (1.22)     $      (2.10)
                                        ============        ============    ============      ============
Basic average shares outstanding               1,688               1,664           1,677             1,660
                                        ============        ============    ============      ============
Diluted loss per share:
Loss before discontinued operations
  and extraordinary item                $      (0.20)       $      (0.17)   $      (1.43)     $      (2.28)

(Loss) income from discontinued
  operations (including a loss on
  disposal of $4 in 2002), net of tax           0.07                0.08            0.21              0.22
Extraordinary item - early retirement
  of debt, net of tax                             --                  --            0.00             (0.04)
                                        ------------        ------------    ------------      ------------
Diluted loss per share                  $      (0.13)       $      (0.09)   $      (1.22)     $      (2.10)
                                        ============        ============    ============      ============
Diluted average shares outstanding             1,688               1,664           1,677             1,660
                                        ============        ============    ============      ============
Dividends per share                     $         --        $         --    $         --      $       0.05
                                        ------------        ------------    ------------      ------------
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